UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

Brocade Communications Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition (the “Acquisition”) of Brocade Communications Systems, Inc. (“Brocade”) by Broadcom Limited (“Ultimate Parent”), a limited liability company organized under the laws of the Republic of Singapore, Broadcom Corporation (“Parent”), a California corporation and an indirect subsidiary of Ultimate Parent, and Bobcat Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated November 2, 2016 by and among Brocade, Ultimate Parent, Parent and Merger Sub:

(i)	Letter sent to OEM Partners first distributed on November 8, 2016 by Brocade executives; and

(ii)	Updated Frequently Asked Questions (FAQs) relating to the Acquisition, made available on November 8, 2016.

The items listed above were first used or made available on November 8, 2016.

Letter sent to OEM Partners first distributed on November 8, 2016 by Brocade executives

SAMPLE LETTER TO BE SENT BY OEM PARTNER TO THEIR CONSTITUENTS

Dear [Name],

On November 2nd, 2016 Broadcom and Brocade announced that they have entered into a definitive agreement under which Broadcom will acquire Brocade. The acquisition is expected to close in the second half of Broadcom’s fiscal year 2017, which ends in October 2017.

Once the transaction closes, Brocade’s Fibre Channel storage area networking (FC SAN) business will become a part of Broadcom and create one of the industry’s broadest portfolios in the enterprise storage system business. Broadcom’s intention is to build upon the innovations for which customers have always valued Brocade, and to deliver an end-to-end Fibre Channel solutions portfolio. When integrated with Broadcom, we expect the Brocade SAN portfolio will be even better enabled to support mission-critical applications in [OEM] storage environments and to continue driving innovation around emerging markets such as flash and NVMe.

We do not expect any significant impact to our core FC SAN partnership for [OEM] or for [OEM’s] customers resulting from the acquisition.

Due to competitive overlap with Brocade’s IP Networking business and some of Broadcom’s most important customers, Broadcom plans to divest that business. Brocade is working closely with Broadcom as it seeks to find a home for the IP Networking teams and solutions — including data center, wired and wireless edge, and software networking offerings. Both companies are confident that Broadcom will find a great home for the IP Networking business that will best position that business for its next phase of growth, building on the innovation and momentum Brocade has developed with the portfolio.

Together, Brocade and [OEM] have brought significant value and a unified support experience to thousands of storage and converged customers in reliable, mission critical environments. We are committed to our partnership with you and to continue delivering on the foundation that we have built.

We will keep you informed on the progress of the integration over the coming weeks and months. Brocade has always operated under a “Customer First” culture which we are determined to continue. In the near term, with a business-as-usual mindset, we will remain focused on meeting our customers’ and partners’ requirements and delivering on our commitments.

Best Regards,

[Name]

[Brocade Title]

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR

SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Updated Frequently Asked Questions (FAQs) relating to the Acquisition, made available on November 8, 2016.

Exhibit A

Frequently Asked Questions

Product/Engineering

Q:	Is there any overlap with the Brocade product line and the Broadcom product line?

•	The Brocade and Broadcom storage product lines are complementary. Our leading SAN solutions are an excellent fit for Broadcom’s business model, creating one of the industry’s broadest portfolios for enterprise storage.

Sales/Go-to-Market

Q:	How will this transaction impact Brocade’s customers?—updated

•	Brocade will continue to sell and support all of its products and services, including our IP Networking and Storage Area Networking solutions, as we have in the past. We remain an independent, public company through the close of the transaction.

•	We will continue to serve customers with the dedication and commitment for which Brocade is known. Our intent is to ensure there is no disruption to product development, service or support during this transition as the serving and satisfaction of our customers remain of highest priority.

SAN

•	Broadcom’s intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known.

•	Our SAN portfolio will continue to support mission critical applications and drive technological innovation in the space, notably to address emerging markets such as Flash and NVMe.

IP Networking

•	Brocade will support Broadcom’s efforts to find a buyer for the IP Networking business that will continue to invest in our strong portfolio and to sell and support our existing products and services.Brocade and Broadcom are both confident that they will find a great home for Brocade’s IP Networking business that will best position that business for its next phase of growth, building on the innovation and momentum Brocade has developed with the portfolio.

Q:	Is the Brocade Network Subscription (“BNS”) acquisition model still available to our customers and partners?

•	Absolutely. BNS is available and may in fact be a great option for our direct customers, as well as for partners to close business with their prospective customers. BNS offers a very low risk way for customers to deploy Brocade wired and wireless solutions, while avoiding capital outlays. Please work directly with the Brocade Capital team for pricing and any questions you may have regarding the program.

•	BNS transactions function the same as ‘cash deals’ for our partners and qualify for all current incentive programs.

Broadcom Messages & FAQ	Page 1 | 5

Q:	Broadcom is divesting Brocade’s IP Networking business, why should I continue buying this product? (As a partner, what do I tell customers?)—new

•	Our first priority remains the relationships we’ve built with our customers and partners and we are committed to remaining a strong player in this market and delivering quality products and services to our customers, wherever the new home of our IP Networking business may be.

•	Brocade’s IP Networking business was built on the dedication and hard work of a team of innovative and talented employees and was recently bolstered by the acquisition of Ruckus. The combination resulted in a new type of networking company for the digital age, one that delivers solutions from the data center to the wireless edge.

•	Brocade will support Broadcom’s efforts to find a buyer for the IP Networking business that will continue to invest in our strong portfolio and to sell and support our existing products and services.

Q:	What happens if a buyer is not located for the IP Networking business? Will the product be discontinued?—new

•	Brocade and Broadcom are both confident that they will find a great home for Brocade’s IP Networking business that will best position that business for its next phase of growth, building on the innovation and momentum Brocade has developed with the portfolio.

Q:	How will my contract be handled if I am buying/reselling all of Brocade products?—new

•	Nothing changes in your contract between today and the close of the transaction, which is expected in the second half of Broadcom’s fiscal year which ends October 29, 2017. After close of the transaction, we expect all then-current contracts and obligations to transfer to the new owner.

•	We are working closely with Broadcom on the future of the IP Networking business and planning for the integration of the SAN business over the coming months. During this process, our primary objective is to make sure our customers and partners will continue to benefit from our innovative portfolio of products and responsive support services.

•	We will communicate the go-forward plans as quickly as possible once those are decided.

Q:	I (or in the case of the partner, my customer) wants to return IP product for a refund. Will Brocade accept returns and give me a refund?—new

•	Brocade has not planned any changes to our current product policies as a result of the acquisition announcement. If you have questions, please contact your sales representative.

Competitive/Partner/Channel Impact

Q:	As a Brocade/Ruckus partner, should I continue to invest in IP certification?

•	Absolutely. Brocade’s IP certification program and related trainings are designed to help you grow your skill sets in the most critical IP networking market and technology trends. Brocade offers four levels of certifications (Associate, Professional, Expert, and Master) across multiple networking technologies, so you can choose the track most relevant to your development goals as a networking professional.

Q:	Is my Brocade/Ruckus funded head impacted?

•	No. The funded head program continues as usual.

Broadcom Messages & FAQ	Page 2 | 5

Q:	What about Brocade warranties. Are they still valid?

•	There are no changes to warranties on Brocade products.

Q:	Why should I continue to engage with Brocade/Ruckus?

•	Brocade and Ruckus share a history of bringing to market disruptive innovations, including the first Ethernet fabric, the most widely adopted NFV solution, the industry’s first, truly open SDN controller based on the OpenDaylight source project, and Ruckus’ thought leadership in OpenG™ technology. Brocade has leading solutions spanning from the data center to the network edge, giving partners a powerful value proposition that is relevant to a broad set of customer use cases.

•	Brocade has #1 market share in key verticals like hospitality and service provider Wi-Fi, with a growing base in K-12, higher education and smart cities. The company is #1 in storage area networking, #2 in data center networking, #3 in enterprise wireless LAN, and #3 in enterprise edge networking in the U.S. and EMEA. The momentum we’ve seen recently in offering ICX switches alongside Ruckus Wi-Fi solutions demonstrates the strong market appeal of our combined portfolio.

Q:	What about my deals in pipeline?

•	Our priority remains the relationships we’ve built with you, our partner, and indirectly with your customers. Our intent is to ensure that there is no disruption to our support for your sales efforts during this transition period. All of Brocade’s programs, incentives and sales engagement continue as usual. Brocade fully supports Broadcom’s efforts to find a buyer for the IP Networking business who will continue to invest in our strong portfolio and to sell and support our existing products and services.

Broadcom Messages & FAQ	Page 3 | 5

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the

Broadcom Messages & FAQ	Page 4 | 5

merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Broadcom Messages & FAQ	Page 5 | 5